Exhibit (a)(1)(A)(ii)

LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

Up to 200,000,000 Shares of Common Stock for

Outstanding Depositary Shares Representing Interests in the Series of Preferred Stock Listed Below

Pursuant to the Offer to Exchange Dated May 28, 2009

THE EXCHANGE OFFER (AS DEFINED BELOW) AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JUNE 24, 2009, UNLESS EXTENDED OR EARLIER TERMINATED BY THE COMPANY (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”).

This document (as supplemented or amended, the “Letter of Transmittal”) relates to the offer by Bank of America Corporation (the “Company”) to exchange, upon the terms and subject to the conditions of the Offer to Exchange dated May 28, 2009 (as amended and supplemented, the “Offer to Exchange”) and this Letter of Transmittal, which together constitute the “Exchange Offer,” up to 200,000,000 shares (the “Maximum Aggregate Consideration”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), for outstanding depositary shares (the “Depositary Shares”), representing fractional interests in shares of the series of its preferred stock listed in the table below (the “Preferred Stock”). If the aggregate number of shares of Common Stock issuable in exchange for Depositary Shares that are validly tendered and not properly withdrawn as of the Expiration Date exceeds the Maximum Aggregate Consideration, the Company will accept for exchange that number of Depositary Shares that does not result in a number of shares of Common Stock being issued in the Exchange Offer in excess of the Maximum Aggregate Consideration. In that event, the Depositary Shares will be accepted for exchange in accordance with the acceptance priority levels specified in the table below (in numerical priority order) and may be subject to proration, as described in the Offer to Exchange. The value of the Common Stock offered in exchange for each Depositary Share (based on the Common Stock Average Price, determined as provided in the Offer to Exchange) will be equal to the applicable consideration per Depositary Share specified in the table below, and the number of shares of Common Stock issuable in exchange for each Depositary Share that this value represents will be equal to the applicable consideration per Depositary Share, divided by the Common Stock Average Price.

Acceptance Priority Level	CUSIP No. of Depositary Shares	Series of Preferred Stock Represented by Depositary Shares	NYSE Ticker Symbol	Aggregate Liquidation Preference Outstanding	Liquidation Preference per Depositary Share	Consideration per Depositary Share
1	060505815	Floating Rate Non-Cumulative Preferred Stock, Series E (“Series E Preferred Stock”)	BAC PrE	$2,025,000,000	$25	$16.25
2	060505583	Floating Rate Non-Cumulative Preferred Stock, Series 5 (“Series 5 Preferred Stock”)	BML PrL	$1,500,000,000	$25	$16.25
3	060505633	Floating Rate Non-Cumulative Preferred Stock, Series 1 (“Series 1 Preferred Stock”)	BML PrG	$630,000,000	$25	$15.00
4	060505625	Floating Rate Non-Cumulative Preferred Stock, Series 2 (“Series 2 Preferred Stock”)	BML PrH	$1,110,000,000	$25	$15.00
5	060505617	6.375% Non-Cumulative Preferred Stock, Series 3 (“Series 3 Preferred Stock”)	BML PrI	$810,000,000	$25	$17.00
6	060505740	6.625% Non-Cumulative Preferred Stock, Series I (“Series I Preferred Stock”)	BAC PrI	$550,000,000	$25	$17.50
7	060505724	7.25% Non-Cumulative Preferred Stock, Series J (“Series J Preferred Stock”)	BAC PrJ	$1,035,000,000	$25	$18.75
8	060505765	8.20% Non-Cumulative Preferred Stock, Series H (“Series H Preferred Stock”)	BAC PrH	$2,925,000,000	$25	$20.50
9	060505559	8.625% Non-Cumulative Preferred Stock, Series 8 (“Series 8 Preferred Stock”)	BML PrQ	$2,673,000,000	$25	$21.00

The Exchange Agent for the Exchange Offer is:

Computershare Trust Company, N.A.

By Registered Mail:	By Facsimile Transmission:	By Overnight Courier or Mail:
Computershare Trust Company, N.A. P.O. Box 859208 Braintree, MA 02185-9208	For Eligible Institutions Only: (781) 930-4942 For Confirmation by Telephone: (781) 930-4900	Computershare Trust Company, N.A. 161 Bay State Drive Braintree, MA 02184

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

This Letter of Transmittal need not be completed by holders tendering Depositary Shares by ATOP (as hereinafter defined).

Any requests for information concerning the Exchange Offer, for assistance in connection with the Exchange Offer or for additional copies of the Offer to Exchange or related materials may be directed to the Information Agent at the address or telephone numbers set forth on the back cover of this Letter of Transmittal. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

Only Depositary Shares validly tendered and not properly withdrawn as of the Expiration Date, which is 12:00 midnight, New York City time, on June 24, 2009, unless extended, will be accepted for exchange. If a broker, dealer, commercial bank, trust company or other nominee holds your Depositary Shares, such nominee may have an earlier deadline for accepting tenders of Depositary Shares. Holders should promptly contact the broker, dealer, commercial bank, trust company or other nominee that holds any such holder’s Depositary Shares to determine its deadline.

The instructions contained herein should be read carefully before this Letter of Transmittal is completed. Capitalized terms used but not defined herein have the meanings assigned to them in the Offer to Exchange.

All of the Depositary Shares are held in book-entry form through the facilities of The Depository Trust Company (“DTC”). This Letter of Transmittal is to be completed by a holder desiring to tender Depositary Shares, unless such holder is executing the tender through DTC’s automated tender offer program (“ATOP”). This Letter of Transmittal need not be completed by a holder tendering through ATOP. However, a holder tendering through ATOP will be bound by the terms of this Letter of Transmittal, and such holder will be deemed to have made the acknowledgments and representations and warranties this Letter of Transmittal contains, just as if such holder had signed it. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on or before the Expiration Date.

As described in the Offer to Exchange, a valid tender of Depositary Shares pursuant to the Exchange Offer requires delivery of the Depositary Shares to the Exchange Agent through book-entry transfer to the Exchange Agent’s account at DTC pursuant to the procedures set forth in the Offer to Exchange under the caption “The Exchange Offer—Procedures for Tendering Depositary Shares” and either (i) delivery to the Exchange Agent of a properly completed and duly executed Letter of Transmittal or (ii) delivery to the Exchange Agent of an “agent’s message” through ATOP, to the effect that the DTC participant named in the agent’s message has received and agrees to be bound by the terms and conditions set forth in the Offer to Exchange and this Letter of Transmittal. The proper procedures for tendering Depositary Shares pursuant to the Exchange Offer are described in the Offer to Exchange under the caption “The Exchange Offer—Procedures for Tendering Depositary Shares.”

The Company is not providing for guaranteed delivery procedures and therefore a holder must allow sufficient time for the necessary tender procedures to be completed prior to the Expiration Date.

Tenders of Depositary Shares may be withdrawn at any time prior to the Expiration Date. For a withdrawal of Depositary Shares to be effective, the Exchange Agent must receive a written or facsimile transmission containing a notice of withdrawal or a properly transmitted “Request Message” through ATOP, in the case of DTC participants, before the Expiration Date, which is 12:00 midnight, New York City time, on June 24, 2009, unless extended. Any such notice of withdrawal must (i) specify the name of the holder who tendered the Depositary Shares to be withdrawn, (ii) contain a description of the Depositary Shares to be withdrawn and the number of Depositary Shares, (iii) contain a statement that such holder of Depositary Shares is withdrawing the election to tender their Depositary Shares, and (iv) be signed by the holder of such Depositary Shares in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantees (or, in the case of the Depositary Shares tendered by a DTC participant through ATOP, be signed by such participant in the same manner as the participant’s name is listed on the agent’s message), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Depositary Shares. In addition, if not previously returned, a holder may withdraw Depositary Shares that are not accepted by the Company for exchange after the expiration of 40 business days following commencement of the Exchange Offer. If the Company terminates the Exchange Offer without having purchased any Depositary Shares pursuant to the Exchange Offer, whether before or after the Expiration Date, the Company will promptly return the Depositary Shares that were previously tendered. If Depositary Shares are otherwise not accepted for exchange, including due to proration, the Company will return the Depositary Shares, at its expense, promptly after the expiration or termination of the Exchange Offer.

For a description of certain procedures to be followed in order to tender or withdraw Depositary Shares (through ATOP or otherwise), see “The Exchange Offer—Procedures for Tendering Depositary Shares” and “The Exchange Offer—Withdrawal of Tenders” in the Offer to Exchange and the Instructions to this Letter of Transmittal.

Holders who do not tender their Depositary Shares (or properly withdraw previously-tendered Depositary Shares) prior to the Expiration Date will continue to hold their Depositary Shares after the settlement of the Exchange Offer.

Questions and requests for assistance or for additional copies of the Offer to Exchange and this Letter of Transmittal may be directed to the Information Agent.

To properly complete this Letter of Transmittal, holders who wish to tender their Depositary Shares using this Letter of Transmittal must:

•	complete the box below entitled “Depositary Shares Tendered”;

•	sign the Letter of Transmittal by completing the box entitled “Please Sign Here”; and

•	complete the Substitute Form W-9 or another appropriate form, as described under “Important Tax Information” below.

DEPOSITARY SHARES MUST BE TENDERED BY BOOK-ENTRY TRANSFER.

PLEASE COMPLETE THE FOLLOWING*:

DEPOSITARY SHARES TENDERED
Series of Preferred Stock for which Depositary Shares Are Being Tendered	Name of Tendering Institution	Number of Depositary Shares Being Tendered	DTC Participant Number	Account Number	Transaction Code Number
Series E Preferred Stock
Series 5 Preferred Stock
Series 1 Preferred Stock
Series 2 Preferred Stock
Series 3 Preferred Stock
Series I Preferred Stock
Series J Preferred Stock
Series H Preferred Stock
Series 8 Preferred Stock
* Need not be completed if tendering Depositary Shares through ATOP.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Offer to Exchange and this Letter of Transmittal, the undersigned hereby tenders to the Company the number of Depositary Shares indicated above. Subject to, and effective upon, the acceptance for exchange of the Depositary Shares tendered in accordance with this Letter of Transmittal, the undersigned hereby assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Depositary Shares tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Depositary Shares, with full power of substitution to (i) transfer ownership of such Depositary Shares on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Depositary Shares for transfer on the books of the registrar and receive all benefits and otherwise exercise all rights of beneficial ownership of such Depositary Shares, all in accordance with the terms of the Offer to Exchange. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned acknowledges and agrees that a tender of Depositary Shares pursuant to any of the procedures described in the Offer to Exchange and in the instructions hereto and an acceptance of such Depositary Shares by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer to Exchange. For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Depositary Shares if, as and when the Company gives oral or written notice thereof to the Exchange Agent.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Depositary Shares tendered hereby and when such tendered Depositary Shares are accepted for exchange by the Company pursuant to the Exchange Offer, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Depositary Shares tendered hereby.

The undersigned shall indemnify and hold harmless each of the Company, the Information Agent and Exchange Agent (each, an “Indemnified Party”) against any losses, claims, damages or liabilities, joint or several, to which any Indemnified Party may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon a breach of the foregoing representations and warranties and will reimburse any Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred.

The undersigned understands that none of the Company, the Exchange Agent, the Information Agent or any other person is under any duty to give notification of any defects or irregularities in the tender of any Depositary Shares or will incur any liability for failure to give such notification.

Notwithstanding any other provision of the Exchange Offer, the undersigned understands that the Company’s obligation to accept for exchange Depositary Shares that are validly tendered and not properly withdrawn pursuant to the Exchange Offer is subject to, and conditioned upon, the satisfaction of or, where applicable, its waiver of the conditions set forth in the Offer to Exchange under “The Exchange Offer—Terms of the Exchange Offer,” “—Conditions to the Exchange Offer,” “—Determination of Validity,” and “—Acceptance; Exchange of Depositary Shares” in the Offer to Exchange, on or prior to the Expiration Date.

The undersigned understands that the Company reserves the right, subject to applicable law, to waive any and all conditions of the Exchange Offer on or prior to the Expiration Date, extend or terminate the Exchange Offer, or otherwise amend the Exchange Offer.

The undersigned understands and acknowledges that tenders of Depositary Shares pursuant to any of the procedures described in the Offer to Exchange and acceptance of these Depositary Shares by the Company for exchange will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer in effect on the Expiration Date.

No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Depositary Shares will be determined by the Company, in its sole discretion, and such determination shall be final and binding, subject to the rights of holders to challenge the Company’s determination in a court of competent jurisdiction.

The undersigned hereby request(s) that any Depositary Shares not tendered or not accepted for exchange be issued in the name(s) of, and be tendered by book-entry transfer, by credit to the account of DTC.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

This Letter of Transmittal must be signed by the registered holder(s) exactly as their name(s) appear(s) on a security position listing as the owner of the Depositary Shares on the books of DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3.

(Signature(s) of Registered Holder(s) or Authorized Signatory):

Dated:

Name (s):

(Please Type or Print)

Capacity (full title):

Address:

                                                                                                                                                                                                (Including Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security No.

IMPORTANT: COMPLETE SUBSTITUTE FORM W-9 OR APPROPRIATE OTHER FORM,

AS APPLICABLE

SIGNATURE GUARANTEE

(See instructions 1 and 3. Place medallion guarantee in the space below)

(Name of Eligible Institution Guaranteeing Signature(s))

(Address, including Zip Code, and Telephone Numbers (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:                     , 2009

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Guarantee of Signatures.

All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the Financial Industry Regulatory Authority, Inc. (“FINRA”), or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being an “Eligible Institution”) unless (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the DTC system whose name appears on a security position listing as the owner of Depositary Shares) tendered hereby or (ii) such Depositary Shares are tendered for the account of an Eligible Institution. See Instruction 3.

2. Delivery of Letter of Transmittal.

This Letter of Transmittal is to be used for tenders being made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedures set forth in the Offer to Exchange under the caption “The Exchange Offer—Procedures for Tendering Depositary Shares” if delivery of Depositary Shares is to be made by book-entry transfer and instructions are not being transmitted through ATOP. The Exchange Offer is eligible for tenders of Depositary Shares through ATOP, and, accordingly holders of Depositary Shares who are tendering by book-entry transfer to the Exchange Agent’s account at DTC may tender Depositary Shares through ATOP. DTC will then send an agent’s message to the Exchange Agent. The term “agent’s message” means a message transmitted by DTC, received by the Company and forming part of the book-entry confirmation, to the effect that: (i) DTC has received an express acknowledgment from the DTC participant that it is tendering Depositary Shares that are the subject of such book-entry confirmation; (ii) such DTC participant has received and agrees to be bound by the terms of this Letter of Transmittal; and (iii) this Letter of Transmittal may be enforced against such DTC participant. Accordingly, this Letter of Transmittal need not be completed by a holder who tenders Depositary Shares through ATOP. However, such holder will be bound by the terms of this Letter of Transmittal and will be deemed to have made the acknowledgments and representations and warranties this Letter of Transmittal contains, just as if such holder had signed it. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on or before the Expiration Date.

If the holder beneficially owns Depositary Shares that are held through a bank, broker or other nominee and the holder wishes to tender those Depositary Shares, the holder should contact the nominee promptly and instruct it to tender the holder’s Depositary Shares on the holder’s behalf.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted. By execution and delivery of this Letter of Transmittal (or a facsimile hereof), all tendering holders waive any right to receive any notice of the acceptance of their Depositary Shares for exchange.

The Company is not providing for guaranteed delivery procedures and therefore a holder must allow sufficient time for the necessary tender procedures to be completed prior to the Expiration Date.

3. Signatures on Letter of Transmittal

If any Depositary Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Depositary Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Depositary Shares.

If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority so to act must be submitted.

4. Questions and Requests for Assistance or Additional Copies.

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, as set forth on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Exchange, this Letter of Transmittal, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent, and copies will be furnished promptly at the Company’s expense. Holders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Exchange Offer.

5. Taxpayer Identification Number.

Please refer to the section of this Letter of Transmittal entitled “Important Tax Information” for information about completing a Substitute Form W-9 or an appropriate other form, as applicable.

FAILURE TO COMPLETE SUBSTITUTE IRS FORM W-9 OR AN APPROPRIATE OTHER FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO EXCHANGE.

6. Transfer Taxes.

Holders who tender their Depositary Shares for exchange in the Offer to Exchange generally should not be obligated to pay any transfer taxes. However, if transfer tax would apply to the Offer to Exchange, then the amount of any transfer taxes, whether imposed on the registered owner or any other persons, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from them is not submitted to the Company by the tendering holder, the amount of such transfer taxes will be billed directly to the tendering holder.

7. Withdrawal Rights.

Tenders of Depositary Shares may be withdrawn at any time prior to the Expiration Date. If the Exchange Offer is terminated, the Depositary Shares tendered pursuant to the Exchange Offer will be promptly returned to the tendering holders.

For a withdrawal of Depositary Shares to be effective, the Exchange Agent must receive a written or facsimile transmission containing a notice of withdrawal or a properly transmitted “Request Message” through ATOP, in the case of DTC participants, before the Expiration Date, which is 12:00 midnight, New York City time, on June 24, 2009, unless extended. Any such notice of withdrawal must (i) specify the name of the holder who tendered the Depositary Shares to be withdrawn, (ii) contain a description of the Depositary Shares to be withdrawn and the number of Depositary Shares, (iii) contain a statement that such holder of Depositary Shares is withdrawing the election to tender their Depositary Shares, and (iv) be signed by the holder of such Depositary Shares in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantees (or, in the case of the Depositary Shares tendered by a DTC participant through ATOP, be signed by such participant in the same manner as the participant’s name is listed on the agent’s message), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Depositary Shares. See the section of the Offer to Exchange entitled “The Exchange Offer—Withdrawal of Tenders.”

Withdrawals may not be rescinded, and any Depositary Shares properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer unless the withdrawn Depositary Shares are properly re-tendered before the Expiration Date.

8. Unaccepted Depositary Shares.

The Exchange Agent will credit to the account maintained at DTC from which the tendered Depositary Shares were delivered any Depositary Shares which have been tendered but which are not accepted for exchange.

IMPORTANT TAX INFORMATION

To ensure compliance with Treasury Department Circular 230, you are hereby notified that (a) any discussion of U.S. federal tax issues in this disclosure statement is not intended or written to be relied upon, and cannot be relied upon by you for the purpose of avoiding penalties that may be imposed on you under the Code, (b) this discussion is included herein in connection with the promotion or marketing (within the meaning of Circular 230) of the transactions or matters addressed in this Letter of Transmittal, and (c) you should seek advice based on your particular circumstances from an independent tax advisor.

Under U.S. federal income tax laws, a tendering holder that is a U.S. holder whose Depositary Shares are accepted for exchange pursuant to the Exchange Offer is required to provide the Exchange Agent with such holder’s correct TIN on the Substitute Form W-9 below (or otherwise establish a basis for exemption from backup withholding) and certify under penalty of perjury that such TIN is correct and that such holder is not subject to backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may also be subject to certain penalties imposed by the Internal Revenue Service and any reportable payments that are made to such holder may be subject to backup withholding. To prevent backup withholding on reportable payments made with respect to Depositary Shares, the holder is required to notify the Exchange Agent of such holder’s correct TIN by completing the Substitute Form W-9 below, certifying that (1) the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN), (2) such holder is not subject to backup withholding because (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the IRS that the holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified such holder that such holder is no longer subject to backup withholding and (3) such holder is a United States person (including a U.S. resident alien).

If backup withholding applies, the Exchange Agent is required to withhold at a rate not to exceed 28% of any payments made to the holder or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld provided that the required information is given to the IRS. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. Certain holders (including, among others, all corporations and holders that are not U.S. holders) are not subject to these backup withholding and reporting requirements.

Exempt holders should indicate their exempt status on Substitute Form W-9. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. A tendering holder (or other payee) that is not a U.S. holder must submit a properly completed appropriate IRS Form W-8, signed under penalties of perjury. Such forms can be obtained from the Exchange Agent upon request or from the IRS’s website at www.irs.gov.

PAYER’S NAME
SUBSTITUTE Form W-9 Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Name Address (Name and Street)

	(City)	(State)	(Zip Code)
	Part 1(a)—PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN (Social Security Number or Employer Identification Number)
Part 1(b)—CHECK THE BOX AT RIGHT IF YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN. ☐
Part 2—FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING WRITE “EXEMPT” HERE AND SIGN AND DATE BELOW. (SEE INSTRUCTIONS)

Part 3—CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT

(X) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

(Y) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

(Z) I am a U.S. person (including a U.S. resident alien).

	Signature		Date

You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y) of Part 3.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN

PART 1(b) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND

ARE AWAITING RECEIPT OF, YOUR TIN

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payer, 28% of all payments made to me pursuant to this Exchange Offer shall be retained until I provide a taxpayer identification number to the Payer and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the IRS as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the IRS until I provide a taxpayer identification number.

SIGNATURE	DATE

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of—	For this type of account:		Give the SOCIAL SECURITY number of—
1.	Individual	The individual	6.	Disregarded entity not owned by an individual	The owner

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	A valid trust, estate, or pension trust	Legal entity(4)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Corporate or LLC electing corporate status on Form 8832	The corporation

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)	10.	Partnership or multimember LLC	The partnership

5.	Sole Proprietor or disregarded entity owned by an individual	The owner(3)	11.	A broker or registered nominee	The broker or nominee
			12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local governmental, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s social security number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, and you may also enter your business or “doing business as” name on the second name line. You may use either your social security number or your employer identification number (if you have one), but the IRS encourages you to use your social security number.
(4)	List first and circle the name of the trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

•	The United States or any of its agencies or instrumentalities,

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

•	A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

•	A corporation,

•	A foreign central bank of issue,

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

•	A futures commission merchant registered with the Commodity Futures Trading Commission,

•	A real estate investment trust,

•	An entity registered at all times during the tax year under the Investment Company Act of 1940,

•	A common trust fund operated by a bank under section 584(a),

•	A financial institution,

•	A middleman known in the investment community as a nominee or custodian, or

•	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Unless otherwise indicated, all section references are to the Internal Revenue Code of 1986, as amended.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and their regulations.

Privacy Act Notice—Section 6109 requires most recipients of dividend, interest, or other payments to give their correct taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. The Company may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)	Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)	Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)	Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)	Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Exchange Agent for the Exchange Offer is:

Computershare Trust Company, N.A.

By Registered Mail:	By Facsimile Transmission:	By Overnight Courier or Mail:
Computershare Trust Company, N.A. P.O. Box 859208 Braintree, MA 02185-9208	For Eligible Institutions Only: (781) 930-4942 For Confirmation Only Telephone: (781) 930-4900	Computershare Trust Company, N.A. 161 Bay State Drive Braintree, MA 02184

The Information Agent for the Exchange Offer is:

D.F. King & Co., Inc.

48 Wall Street

New York, New York 10005

Banks and Brokers call: (212) 269-5550 (Collect)

All others call Toll-free: (800) 829-6551

Email: bofa@dfking.com